ING VARIABLE PRODUCTS TRUST
ING VP High Yield Bond Portfolio (“Portfolio”)
Supplement dated September 14, 2007
to the Adviser Class, Institutional Class and Service Class
Statement of Additional Information (“SAI”)
dated April 30, 2007
On September 12, 2007, the Board of Trustees of ING Variable Products Trust approved a change in the Portfolio’s non-fundamental investment strategy as follows.
The second paragraph in the section entitled “Supplemental Description of Portfolio Investments and Risks-Foreign Currency Exchange Transactions” on page 16 of the SAI is amended to add the following to the end of the paragraph:
ING VP High Yield Bond Portfolio may also buy or sell foreign currencies and options denominated in such currencies.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE